UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2023

(Date of earliest event reported)

NovAccess Global Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8584 E. Washington Street, No. 127, Chagrin Falls, Ohio 44023
(Address of principal executive offices) (Zip Code)

(213) 642-9268

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On April 11, 2023, NovAccess Global Inc. (“NovAccess” or the “company”) entered into a securities purchase agreement (the “SPA”) with 1800 Diagonal Lending LLC (“1800 Diagonal Lending”) and issued a convertible promissory note in the original principal amount of $79,250 (the “note”) to 1800 Diagonal Lending pursuant to the SPA. The loan funded on April 14, 2023. NovAccess will use the proceeds of the loan for general working capital purposes.

NovAccess provided typical representations and agreed to standard covenants pursuant to the SPA. The SPA does not include any financial covenants.

The note bears interest at 8% a year and is due on April 11, 2024. NovAccess may prepay the note upon payment of a prepayment penalty ranging from 15-25% of the amount outstanding on the note when prepaid. Under the terms of the note, NovAccess may not sell a significant portion of its assets without the approval of 1800 Diagonal Lending, must comply with the company’s reporting requirements under the Securities Exchange Act of 1934, and must maintain the listing of the company’s common stock on the OTCQB Market or other exchange. NovAccess’ failure to comply with any of these covenants, among other matters, would constitute an event of default. Upon an event of default, the note will bear interest at 22% and 1800 Diagonal Lending will be entitled to its costs of collection.

Beginning on October 8, 2023, 1800 Diagonal Lending may convert the amount outstanding under the note into shares of NovAccess common stock at a conversion price equal to 65% of the average of the three lowest trading prices of the stock during the fifteen trading days before the conversion date.

The SPA and note are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of these documents.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 3.02. The issuances of the note to 1800 Diagonal Lending was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits.

Exhibit 10.1  Securities Purchase Agreement dated April 11, 2023 between NovAccess Global Inc. and 1800 Diagonal Lending LLC

Exhibit 10.2  Convertible Promissory Note dated April 11, 2023 in the original principal amount of $79,250 issued by NovAccess Global Inc. to 1800 Diagonal Lending LLC

Exhibit 104 Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NovAccess Global Inc.

Dated: April 18, 2023	/s/ Dwain K. Irvin
By: Dwain K. Irvin, Chief Executive Officer